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Exhibit 10.8
------------


Exact name of Investor as it
should appear on Stock Certificate:

                            ADVANCED LUMITECH, INC.
                            SUBSCRIPTION AGREEMENT
                            ----------------------

SUBSCRIPTION AGREEMENT by and between the investor named above (the "Investor") and Advanced Lumitech, Inc., a Nevada corporation with offices at 36 Avenue Cardinal - Mermillod, Carouge, Switzerland 1227 (the "Company"). This Subscription Agreement shall be deemed to include the attached Terms and Conditions which hereby are incorporated by reference.

A.     Aggregate Investment:  $ 375,000 representing the cost to the Investor of the Common Shares described below, plus
                                (assuming exercise in full of the A Warrants) an additional $500,000

       Securities:                    (a)  500,000 shares of the Common Stock,
                                           $.001 par value, of the Company,
                                           priced at $.75 per share (the
                                           "Shares").

                                      (b)  Warrants to purchase 500,000 shares
                                           of the Common Stock of the Company,
                                           exercisable at $1.00 per share (the
                                           "A Warrants").

B.     Address of Principal Office
Or Residence:_____________________

C.     Accredited Investor Status (initial as many as apply):

       _____ The Investor is a natural person whose individual net worth, or joint net worth with the Investor's spouse, exceeds $1,000,000;

       _____ The Investor is a natural person who had an individual income in excess of $200,000 in each of 1997 and 1998 or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in 1999.

       _____ The Investor is a trust or other entity of which each beneficiary or equity holder as an individual or joint (together with such beneficiary's spouse) net worth in excess of $1,000,000, or (b) expects to have an annual income in 1999, and represents that such beneficiary had an annual income in each of 1997 and 1998, in excess of $200,000 (or joint annual income in excess of $300,000).

       _____ The Investor is a trust which has total assets in excess of $5,000,000 and which was not formed for the specific purpose of acquiring the securities offered hereby, whose purchase is directed by a "sophisticated person" (who has completed the Investor Questionnaire in connection with this Subscription).

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The Investor acknowledges that he has received and reviewed this Agreement in its entirety, including without limitation the representations and warranties set out in Section 3 below. The Investor and the Company each executes this Agreement as an instrument under seal.

__________________________
[Investor's Name and Title]


By: ___________________________
[Signature]


The Company hereby accepts this subscription subject to the terms and conditions set forth in this Agreement as of this 24 day of January, 2000.


ADVANCED LUMITECH, INC.

                              By: _________________________

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1.   Subscription. Subject to the terms and conditions of this Agreement, the
     ------------
Investor irrevocably subscribes for and agrees to purchase the Shares and the A Warrants (collectively, the "Securities"), described in Section A above for the purchase price set forth in such Section.

2.   Acceptance of Subscription.
     --------------------------

This Subscription is made subject to the following terms and conditions:

a. This subscription shall be deemed accepted by the Company upon execution by the Company of the cover page of this Subscription Agreement.

b. Upon the sale by the Company to the Investor of the Securities, the Investor will receive a copy of this Subscription Agreement executed by an officer on behalf of the Company.

3.   Representations and Warranties of the Investor. The Investor understands
     ----------------------------------------------
and acknowledges that (a) the Shares are being offered and sold under one or more of the exemptions from registration provided for in Section 4(2) or Section 3(b) of the Securities Act of 1933, as from time to time amended (the "Securities Act"), including Regulation D promulgated thereunder, and any applicable state securities laws, (b) he or it is purchasing the Shares without being offered or furnished any offering literature or prospectus other than the reports filed by the Company from time to time with the United States Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and the Company's quarterly reports on Form 10-Q for the quarters and three and six month periods ended March 31, 1999 and June 30, 1999, respectively (collectively, the "Reports"), and (c) this transaction has not been reviewed or approved by the United States Securities and Exchange Commission or by any regulatory authority charged with the administration of the securities laws of any state or foreign country. The Investor also represents and warrants as follows:

3.1. Citizenship, Age and Residence. He or it is at least 21 years of age, and
     ------------------------------
is a bona fide resident and domiciliary (not a temporary or transient resident) of the State or Country and at the address described in Section B and has no present intention of becoming a resident of any other State or other jurisdiction.

3.2. Suitability. The Investor understands and has fully considered for purposes
     -----------
of this investment the risks of this investment and understands that (i) this investment is suitable only for an investor who is able to bear the economic consequences of losing his or her entire investment, (ii) the purchase of the Shares and the Shares issuable upon exercise of the Warrants (the "Warrant Shares") is a speculative investment which involves a high degree of risk of loss by the Investor of his or its entire investment, and (iii) there are substantial restrictions on the transferability of the Shares and the Warrant Shares. Furthermore, the Investor represents that he or it has sufficient liquid assets so that the lack of liquidity associated with this investment will not cause any undue financial difficulties or affect the ability of the Investor to provide for his or its current needs and possible financial contingencies.

3.3. Access to Information. The Investor, in making his decision to purchase the
     ---------------------
Securities, has relied solely upon the Investor's independent investigations and has, if requested, been given (i) access to all material information of the Company; (ii) access to all material contracts and documents relating to the transaction described herein; and (iii) an opportunity to ask questions of, and to receive answers from, the appropriate executive officers and other persons acting on behalf of the Company concerning the Company and its prospects and the terms and conditions of this offering, and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth in the Reports. The Investor acknowledges that no valid request to the Company by the Investor for information of any kind about the Company has been refused or denied by the Company or remains unfulfilled as of the date of this Agreement.

3.4. Investment Intent. The Shares, and upon their exercise, the Warrant Shares,
     -----------------
are being or will be acquired by the Investor solely for the Investor's own personal account, for investment purposes only, and not with a view to, or in connection with, any resale or distribution of the Shares or the Warrant Shares; the Investor has no contract,

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undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person any of the Shares or the Warrant Shares or any interest or rights in any of the Shares or the Warrant Shares; the Investor has no present plans to enter into any such obligation; and the Investor understands the legal consequences of the representations and warranties made by him or her in this Agreement to mean that he or she must bear the economic risk of the investment for an indefinite period of time because neither the Shares nor the Warrant Shares have been registered under the Securities Act and applicable state securities laws and, therefore, cannot be sold unless they are subsequently registered under the Securities Act and applicable state securities laws (which the Company is not obligated, and has no current intention, to do) or unless an exemption from such registration becomes available.

          3.5.  Additional Representations. (a) the Investor certifies that it
                --------------------------
is not a natural person resident of the United States, partnership or corporation organized in the United States, or trust of which the trustee is a natural person resident of the United States (each of the foregoing, a "U.S. Person"), and certifies further that it is not acquiring the Shares or the Warrant Shares for the account or benefit of any U.S. Person or is a U.S. Person who purchased securities in a transaction that did not require registration under the Act;

                      (b) the Investor agrees to resell the Shares or the Warrant Shares only in accordance with the provisions of the Regulation S promulgated under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration;

                      (c) the Investor acknowledges that certificates evidencing the Shares and the Warrant Shares acquired by such Investor shall contain a legend to the effect that transfer is prohibited except in accordance with the provisions of said Regulation S.

          3.6.  No Brokers. The Investor has not engaged any broker, dealer,
                ----------
finder, commission agent or other similar person in connection with the offer, offer for sale, or sale of the Shares or the Warrant Shares and is not under any obligation to pay any broker's fee or commission in connection with his investment.

3.7. Review of Reports. The Investor has carefully read the Reports. In
     -----------------
evaluating the suitability of an investment in the Company, the Investor has not relied upon any representations or other information (whether oral or written) other than as set forth in the Reports or as contained in any documents or answers to questions furnished by the Company.

3.8. Sophistication of Investor. The Investor either (i) has a preexisting
     --------------------------
personal or business relationship with the Company or its controlling persons, such as would enable a reasonably prudent purchaser to be aware of the character and general business and financial circumstances of the Company or its controlling persons, or (ii) by reason of his or her business or financial experience, individually or in conjunction with his or her unaffiliated professional advisors, the Investor is capable of evaluating the merits and risks of an investment in the Shares and the Warrant Shares, making an informed investment decision and protecting his or her own interests.

3.09. Accuracy of Information. All of the information set forth on the cover
      -----------------------
page of this Agreement, including without limitation the Accredited Investor Status indicated as applicable to the Investor, is true and correct in all respects.

3.11. Securities Act Compliance. The Investor understands that the easiest way
      -------------------------
to sell its Shares in the future would be to sell in an underwritten public offering of the Company's securities (as contemplated by the Registration Rights Agreement among the Investor, certain other investors and the Company) or to a purchaser of the entire Company or its business. In the absence of a public offering or such a sale, however, the Investor may sell his or its Shares or Warrant Shares in compliance with various private sale exemptions under applicable securities laws. Accordingly, the Investor understands that neither the Shares nor the Warrant Shares have been registered under the Securities Act, by reason of a specific exemption under the provisions of the Securities Act which depends in part upon the investment intent and the representations and warranties of the Investor made in this Agreement. The

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Investor further understands that the Company may place certain legends on the certificate(s) for the Shares and the Warrant Shares as required by applicable laws, including a legend in form substantially as follows:

             The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and none of such securities, nor any interest therein, may be sold, transferred, assigned, made the subject of any security interest, or otherwise disposed of, without an effective registration statement for such securities under the Act and applicable state securities laws, or an opinion of counsel in form and substance satisfactory to the Company that registration is not required under the Act or such state securities laws.

         4.   Miscellaneous.
              -------------

4.1. Notices. All notices or other communications given or made hereunder shall
     -------
be in writing and shall be delivered or mailed by registered or first class mail, postage prepaid or express overnight courier service, to the address set forth on the cover page hereof.

4.2. Legal Fees. The Company shall be responsible for the reasonable fees and
     ----------
disbursements of Investor's counsel in connection with the transactions described in or contemplated by this Subscription Agreement.

4.3. Governing Law. This Agreement shall be governed by and construed in
     -------------
accordance with the laws of the Commonwealth of Massachusetts, excluding its conflicts of laws rules.

4.4. Entire Agreement. This Agreement constitutes the entire agreement between
     ----------------
the parties with respect to the subject matter hereof and may be amended or superseded only by a writing executed by the parties.

     5. Continuing Effect of Representations, Warranties and Acknowledgments.
        --------------------------------------------------------------------
The Investor agrees that the representations and warranties of Section 3 and
Section 4, respectively, are true and accurate as of the date of this Subscription Agreement and shall be true and accurate as of the date of delivery to and acceptance by the Company of this Subscription Agreement, and shall survive such delivery and acceptance. If in any respect such representations, warranties and acknowledgements shall not be true and accurate prior to such delivery and acceptance, the Investor shall give immediate written notice of such fact to the Company, specifying which representations and warranties and acknowledgements are not true and accurate and the reasons therefor.

6. Indemnification. The Investor understands the meaning and legal consequences
   ---------------
   of the representations and warranties contained in Section 3, and agrees to indemnify and hold harmless the Company, its officers or any of its directors, affiliates, controlling shareholders, counsel, agents, or employees from and against any and all loss, damage or liability (including costs and reasonable attorney's fees) due to or arising out of a breach of any representation, warranty or acknowledgment of the Investor contained in this Agreement.

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